                                                                    Exhibit 10.5





                          CONFIDENTIALITY AGREEMENT,

                            DATED AS OF ___, 2001,

                                 BY AND BETWEEN

                          ICN PHARMACEUTICALS, INC.

                                       AND

                                RIBAPHARM INC.

                            CONFIDENTIALITY AGREEMENT

This CONFIDENTIALITY AGREEMENT is made and entered into as of _______, 2001, by and between ICN Pharmaceuticals, Inc., a Delaware corporation ("ICN"), and Ribapharm Inc., a Delaware corporation and a wholly owned subsidiary of ICN ("Ribapharm").

                                    RECITALS

         WHEREAS, the Board of Directors of ICN has determined that it would be in the best interests of ICN and its stockholders to separate certain assets and businesses from ICN;

         WHEREAS, ICN has caused Ribapharm to be incorporated in order to effect such separation;

         WHEREAS, ICN has, pursuant to resolutions of its Board of Directors adopted on August 7, 2000, contributed to Ribapharm, certain assets, including its nucleoside analog library, subject to certain consents, the Exclusive License and Supply Agreement between ICN and Schering-Plough Ltd. dated July 28, 1995, as amended, and ICN's corporate headquarters in Costa Mesa, California;

         WHEREAS, Ribapharm has previously filed the IPO Registration Statement (as herein defined) with the Securities and Exchange Commission but it has not yet become effective; and

         WHEREAS, ICN and Ribapharm desire to enter into this Agreement concerning the obligations of the parties with respect to confidential or proprietary information, intellectual property, and other matters that are set forth below.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

DEFINITIONS:

        For all purposes of this Agreement, and except as otherwise expressly provided, capitalized terms used herein shall have the following meanings:

        "AFFILIATE" means a Ribapharm Affiliate or an ICN Affiliate, as the case may be.

        "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a day on which banking institutions located in the State of California are authorized or obligated by law or executive order to close.

        "CONFIDENTIAL INFORMATION" means Ribapharm Confidential Information or ICN Confidential Information, as the case may be.

        "CONTRIBUTION DATE" means August 7, 2000.

        "CONTROL" means the possession, direct or indirect, of the power to direct or cause the direction of the management of the policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "CONTROLLED" has the meaning correlative to the definition of "CONTROL."

        "COPYRIGHTS" means all registered and unregistered copyrights and applications therefor.

        "DISPUTES" has the meaning ascribed thereto in Section 3.1.

        "ICN" has the meaning ascribed in the preamble hereto.

        "ICN AFFILIATE" means a Person that, directly or indirectly through one or more intermediaries, is Controlled by ICN (other than Ribapharm and any Subsidiary of Ribapharm).

        "ICN BUSINESSES" means the businesses conducted by ICN and/or any ICN Affiliate at any time on or before the Contribution Date, but excluding the Ribapharm Business.

        "ICN CONFIDENTIAL INFORMATION" means confidential or proprietary information relating to the ICN Businesses, including, but not limited to, any unpublished Technology, unpublished patent applications, and other confidential or proprietary technical and business information relating to the ICN Businesses.

        "IPO REGISTRATION STATEMENT" means the Registration Statement on Form S-1, Registration No. 333-39350, of Ribapharm, as supplemented and amended from time to time.

        "PATENTS" means all patents and patent applications (including any divisions, continuations, continuations-in-part, reexaminations, extensions, renewals or reissues thereof), design registrations, utility models and similar rights and applications therefor.

        "PERSON" means an individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated association, any other entity, or any government or any department or agency or other unit thereof.

        "RIBAPHARM" has the meaning ascribed in the preamble hereto.

        "RIBAPHARM AFFILIATE" means a Person that, directly or indirectly through one or more intermediaries, is Controlled by, or is under common Control with Ribapharm (other than any ICN Affiliate).

        "RIBAPHARM BUSINESS" means the business associated with the assets contributed to Ribapharm by ICN by resolution of ICN's board of directors, including, but not limited to, (i) all information and research and development relating to all of the chemical compounds included among the assets contributed to Ribapharm by ICN, (ii) all business operations whose financial performance is reflected in the financial statements (including the notes thereto) for the period December 31, 2000, as set forth in the Registration Statement on Form S-1, Reg. No. 333-39350, as it may be amended (the "Ribapharm Financial Statements") and (iii) all related business operations initiated by Ribapharm after the date of the Ribapharm Financial Statements.

        "RIBAPHARM CONFIDENTIAL INFORMATION" means confidential or proprietary information relating exclusively to the Ribapharm Business, including, but not limited to, any unpublished Technology, unpublished patent applications, and other confidential or proprietary technical and business information relating exclusively to the Ribapharm Business.

        "SERVICE AGENT" means (i) for ICN, The Corporation Trust Company, with offices on the date hereof at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801; and (ii) for Ribapharm, The Corporation Trust Company, with offices on the date hereof at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

        "SUBSIDIARY" means with respect to any specified Person, any corporation or other legal entity of which such Person or any of its Subsidiaries Controls or owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote with respect to the election of members to the board of directors or similar governing body; provided, however, that for the purposes of this Agreement, neither Ribapharm nor any of the Subsidiaries of Ribapharm shall be deemed to be Subsidiaries of ICN or of any of the Subsidiaries of ICN.

        "TECHNOLOGY" means all technology and know-how, including without limitation, technical information, trade secrets and knowledge, design rights (other than statutory registrations), whether included in or derived from specifications, manuals, notebooks, reports, documents, blue prints, inventions, drawings, formulae, procedures, processes, devices, software and source code and documentation therefor, flow charts, recording media, and other intangible, tangible and electronic embodiments of information.

1.      CONFIDENTIALITY

        1.1 ICN agrees to keep confidential and not disclose, and shall cause each ICN Affiliate to keep confidential and not disclose, to any third party and not to use for any purpose not authorized by Ribapharm, in whole or in part, any Ribapharm Confidential Information.

        1.2 Ribapharm agrees to keep confidential and not disclose, and to cause each Ribapharm Affiliate to keep confidential and not disclose, to any third party and not to use for any purpose not authorized by ICN, in whole or in part, any ICN Confidential Information.

        1.3 For purposes of this Agreement, ICN Confidential Information and Ribapharm Confidential Information do not include, and a party and a party's Affiliates (a party and Affiliates of the party being referred to as the "receiving party") will have no obligations under this Agreement, with respect to any information of the other party or any Affiliate of the other party (the other party and Affiliates of the other party being referred to as the "disclosing party") which:

        (i) in the case of ICN, is known to ICN from a source other than the Ribapharm Business or Ribapharm, as evidenced by competent proof thereof; or

        (ii) in the case of Ribapharm, is known to Ribapharm from a source other than the ICN Businesses, as evidenced by competent proof thereof; or

        (iii) is or becomes publicly known through no wrongful act of the receiving party (in which event the receiving party's obligations under this Agreement in respect thereto shall terminate on the date such information enters the public domain); or

        (iv) is or was rightfully received by the receiving party from a third party without violation of any obligations of confidentiality and/or use restrictions owed by the third party to the disclosing party or any other party; or

        (v) is independently developed by employees or consultants of the receiving party without use of or reference to the disclosing party's proprietary information; or

        (vi) is approved for release by the prior written authorization of the disclosing party.

        In addition, if the receiving party is requested or required (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand, similar process or otherwise) to disclose any Confidential Information of the disclosing party, such receiving party will provide prompt notice to the disclosing party on such request(s) so that such disclosing party may seek any appropriate protective order and/or waive compliance with the provisions of this Agreement. Failing the entry of a protective order or the receipt of a waiver hereunder, if the receiving party is in the opinion of its attorneys legally required to disclose any of the disclosing party's Confidential Information under pain of liability for contempt or other material censure or material penalty, the receiving party may disclose such Confidential Information without liability hereunder upon notice to the disclosing party. Notwithstanding the foregoing, ICN is permitted to disclose Ribapharm Confidential Information as required in litigation that is pending as of the Contribution Date, but shall use its reasonable best efforts to obtain confidential treatment of any such information disclosed.

2.      COOPERATION

        2.1 The parties will do everything that is necessary or appropriate to conform to the purpose and spirit of this Agreement, including, without limitation, cooperating with the other party in connection with the maintenance, enforcement and protection of the Copyrights, Patents and Technology, and executing any and all documents or instruments, or obtaining any consents, in order to assign, transfer, perfect, record, maintain, enforce or otherwise carry out the intent of the terms of this Agreement.

        2.2 Each party will take appropriate measures to assure the confidentiality and non-use obligations and other applicable obligations of a party pursuant to this Agreement are met by its legal representatives, members of supervisory bodies, management, employees or other agents.

3.      MISCELLANEOUS

        3.1 AUTHORITY. Each of the parties hereto represents and warrants to the other that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles. The representations and warranties contained in this Section 3.2 shall survive the execution and delivery hereof until the expiration of all applicable statutes of limitations.

        3.2 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

         3.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to the conflict of laws principals thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

        3.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered in person, by telecopy, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         (a) If to ICN, to:

             ICN Pharmaceuticals, Inc.
             3300 Hyland Avenue
             Costa Mesa, CA  92626
             Attention:  David Watt, Esq.

         (b) If to Ribapharm, to:

             Ribapharm Inc.
             3300 Hyland Avenue
             Costa Mesa, CA  92626
             Attention:  Harry Roosje, Esq.

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery or when delivery is refused. Any notice or communication sent by telecopy or by air courier shall be deemed effective on the first Business Day at the place at which such notice or communication is received following the day on which such notice or communication was sent.

         3.6 AMENDMENT AND MODIFICATION. This Agreement may not be amended or modified in any respect except by a written agreement signed by both of the parties hereto.

         3.7 BINDING EFFECT; ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of either party with another Person, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party.

         3.8 THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person (other than as provided in the previous sentence) shall be deemed a third party beneficiary under or by reason of this Agreement.

         3.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile signature.

         3.10 WAIVER. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

         3.11 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         3.12 REMEDIES. Each of ICN and Ribapharm shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. Each of ICN and Ribapharm acknowledges and agrees that under certain circumstances the breach by ICN or any of its Affiliates or Ribapharm or any of its Affiliates of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

         3.13 PERFORMANCE. Each of the parties hereto shall use all commercially reasonable efforts to cause to be performed all actions, agreements and obligations set forth herein to be performed by any Affiliate of such party.

         3.14 REFERENCES; CONSTRUCTION. The section and other headings and subheadings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement. All references to days or months shall be deemed references to calendar days or months. Unless the context otherwise requires, any reference to a "Section" shall be deemed to refer to a section of this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," or "including" are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words "without limitation." This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

                               * * * * * * * *

        IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.



                                         RIBAPHARM INC.


                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------


                                         ICN PHARMACEUTICALS, INC.


                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------